Exhibit 10.2

20th February_, 2023

Amendment No. 2 to Service Agreement

This Amendment No. 2 (“Amendment No. 2”) to Service Agreement dated 26 September 2019, as amended on 5 January 2022 (the “Employment Agreement”) is entered into by the following Parties: BicycleTX Limited (the “Company”) and Dr. Michael Skynner (“you”) (collectively the “Parties”), to provide clarity and define new terms agreed to by the Parties.

Amendments to Clause 11:

1.Clause 11.8(a)(i) will be deleted and replaced with:

the Company shall pay you (or your authorised representative or estate if the termination is due to your death) an amount equal to the sum of (A) 1.5 times your annual salary as of the Termination Date (or your annual salary in effect immediately prior to the Change in Control, if higher) plus (B) your target annual performance bonus amount under the Annual Bonus Plan for the then-current year (the “Change in Control Payment”), which payment shall not be reduced by either the value of any salary paid to you during your notice period or by the value of any payment made to you in lieu of notice pursuant to paragraph 11.2;

2.Clause 11.8(a)(ii) will be deleted and replaced with:

the Company shall: pay you (or your authorised representative or estate if the termination is due to your death) an amount equal to the cost to the Company of providing you with the contractual benefits under paragraph 5 for eighteen (18) months or, at the Company’s option, continue to provide you with such benefits for eighteen (18) months; and

The Parties agree that they have voluntarily entered into this Amendment No. 2.

AGREED on 20th February_, 2023.

Executed and delivered as a Deed
by BICYCLETX LIMITED acting by
Kevin Lee as a director:/s/ Kevin Lee__
Signature

on: 20th day of February 2023

in the presence of:

/s/ Paula Barnes______
Witness Signature

Witness Name: Paula Barnes
Witness Address:

Executed and delivered as a Deed by:

MICHAEL SKYNNER: /s/ Michael Skynner_____
Signature

on:20th_ day of February_ 2023

in the presence of:

/s/ Paula Barnes_________
Witness Signature

Witness Name: Paula Barnes
Witness Address: